                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Check the appropriate box:

    /x/ Preliminary Information Statement
    / / Confidential, For Use of the Commission Only (as permitted by Rule
        14c-5(d)(2))
    / / Definitive Information Statement

                                AGE RESEARCH INC.
                  (Name of Registrant As Specified In Charter)

                                 Not Applicable
  (Name of Person(s) Filing the Information Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

    /X/ No fee required.
    / / Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

    1)  Title of each class of securities to which transaction applies:

    2)  Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

    4)  Proposed maximum aggregate value of transaction:



/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

                               AGE RESEARCH, INC.
                         31003 Rancho Viejo Road, #2102
                     San Juan Capistrano, California, 912675

                    NOTICE OF WRITTEN CONSENT OF SHAREHOLDERS

                                  July 28, 2003

To Shareholders of AGE RESEARCH, Inc.:

NOTICE IS HEREBY GIVEN that the following actions will be taken pursuant to the written consent of a majority of our shareholders, dated May 28, 2003, in lieu of a special meeting of the shareholders. The following actions will be effective on or about August, 19, 2003:


     1. To approve the acquisition of The Varsity Group, Inc., a Missouri corporation, where the total consideration paid is 9,343,920 authorized and unissued post reverse split common shares, where that number of shares is to equal 80% of the total outstanding after the acquisition.

     2. Amend our certificate of incorporation to change the Company name from AGE Research, Inc. to Enstruxis, Inc., and concurrently to change the Company's OTCBB trading symbol.

     3. Amend our certificate of incorporation to provide for a stock combination (reverse split) of the Common Stock in an exchange ratio to be approved by the Board, ranging from one newly issued share for each two outstanding shares of Common Stock to one newly issued share for each thirty outstanding shares of Common Stock.

     4. Amend our Certificate of Incorporation to increase the authorized number of shares of our common stock from 100,000,000 to 750,000,000.

This Notice and the attached Information Statement are being circulated to advise the shareholders of certain actions already approved by written consent of the shareholders who collectively hold a majority of the voting power of our common stock. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be effective until 20 days after the date this Information Statement is mailed to the shareholders. Therefore, this Notice and the attached Information Statement are being sent to you for informational purposes only.


                                         By Order of the Board of Directors,

                                         /s/ Richard F. Holt
                                             ---------------------------------
                                             Richard F. Holt, Chief Accounting
                                             Officer and Director.

                               AGE RESEARCH, INC.
                         31003 Rancho Viejo Road, #2102
                     San Juan Capistrano, California, 912675

                              INFORMATION STATEMENT
                         WRITTEN CONSENT OF SHAREHOLDERS

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY


This Information Statement is furnished in accordance with the requirements of Regulation 14C promulgated under the Securities Exchange Act of 1934, as Amended, by AGE RESEARCH INC., a Delaware corporation, in connection with certain actions to be taken by the written consent by the majority shareholders of AGE RESEARCH, dated May 28, 2003.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the actions will not be effective until 20 days after the date of this Information Statement is mailed to the shareholders.

THE APPROXIMATE DATE OF MAILING OF THIS INFORMATION STATEMENT IS July 29 2003.

We anticipate that the actions contemplated by this Information Statement will be affected on or about the close of business on August 14, 2003.

The actions to be effective twenty days after the mailing of this Information Statement are as follows:

     1. To approve the acquisition of The Varsity Group, Inc., a Missouri corporation, where the total consideration to be paid is 9,343,920 authorized and unissued post reverse split common shares, where that number of shares is to equal 80% of the total outstanding after the acquisition.

     2. Amend our certificate of incorporation to change the Company name from AGE Research, Inc. to Enstruxis, Inc., and concurrently to change the Company's OTCBB trading symbol.

     3. Amend our certificate of incorporation to provide for a stock combination (reverse split) of the Common Stock in an exchange ratio to be approved by the Board, ranging from one newly issued share for each two outstanding shares of Common Stock to one newly issued share for each thirty outstanding shares of Common Stock.

     4. Amend our Certificate of Incorporation to increase the authorized number of shares of our common stock from 100,000,000 to 750,000,000.



Shareholders of record at the close of business on May 28, 2003 (the "Record Date") are entitled to notice of the action to be effective on or about August 14, 2003. As of the Record Date, our authorized capitalization consisted of 100,000,000 shares of common stock, par value $0.001 per share, of which 68,759,301 were issued and outstanding. Each share of our common stock entitles its holder to one vote on each matter submitted to the shareholders. However, because the shareholders holding at least a majority of the voting rights of all outstanding shares of capital stock as of the Record Date have voted in favor of the foregoing actions by resolution dated May 28, 2003; and having sufficient voting power to approve such proposals through their ownership of the capital stock, no other consents will be solicited in connection with this Information Statement.

Shareholders of record at the close of business on May 28, 2003 are being furnished copies of this Information Statement. The principal executive office of the Company is located at 31103 Rancho Viejo Road, #2102, San Juan Capistrano, California 92675 and the Company's telephone number is (800) 597-1970.

SHAREHOLDER DISSENTER'S RIGHT OF APPRAISAL

The General Corporate Law of Delaware does not provide for dissenter's rights of appraisal in connection with the proposed actions.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS AND NO SHAREHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED IN THIS INFORMATION STATEMENT.


                    MATTERS SET FORTH IN THE WRITTEN CONSENTS

The Written Consents contain:

(i) A Resolution dated May 28, 2003, to amend the Certificate of Incorporation in order to provide for 1) change the Company name from AGE Research, Inc. to Enstruxis, Inc., 2) to provide for a stock combination (reverse split) of the Common Stock in an exchange ratio to be approved by the Board, ranging from one newly issued share for each two outstanding shares of Common Stock to one newly issued share for each thirty outstanding shares of Common Stock, and 3) to increase the authorized number of shares of our common stock from 100,000,000 shares to 750,000,000 shares.

(ii) a Resolution dated May 28, 2003, to approve the acquisition of The Varsity Group, Inc., a Missouri corporation, where the total consideration to be paid is 9,343,920 authorized and unissued post reverse split common shares, where that number of shares is to equal 80% of the total outstanding after the acquisition.

Shareholders representing 59.5% of the votes of the currently issued and outstanding shares of Common Stock have executed the Written Consents, thereby ensuring the stock combination. See "Other Information Regarding The Company - Security Ownership of Certain Beneficial Owners and Management."

Set forth below is a table of the stockholders who have executed the Written Consents and, to the best of the Company's knowledge, the number of shares of Common Stock beneficially owned by such stockholders as of March 28, 2003:


                                            Common Shr's     Votes/Shr.    Common Votes  % of Total
                                                                                             Votes
------------------------------------------  --------------   ----------    -------------------------

Total Common Issued and Outstanding
Votes Possible                                                     1        68,759,301      100.00%


Votes by Written Consent For all proposals
Beneficial Owner
----------------------------------------------------------------------------------------------------
Wendy Holt                                    5,000,000            1    5,000,000         %
Bonnie Holt                                  10,651,833            1   10,651,833         %
Richard Holt                                  5,400,000            1    5,400,000         %
Jean S. Armstrong                             8,665,050            1    8,665,050         %
Mark Scharmann                                5,193,100            1    5,193,100         %
Eldridge D. Huntington                        6,000,000            1    6,000,000         %

Total                                        40,909,983            1   40,909,983     59.5%



                                  VOTE REQUIRED

         As of May 28, 2003 (the dates of the Written Consents), 68,759,301 shares of Common Stock were issued and outstanding with 40,909,983 votes acquired thus, Stockholders representing no less than 34,379,651 votes from Common Stock were required to execute the Written Consents to effect the matter set forth therein. As discussed under "Matters Set Forth in the Written Consents," shareholders owning approximately 40,909,986 votes, or 59.5% of the votes of Common Stock, have executed the Written Consents and delivered them to the Company as required by law within the 60 day period, thereby ensuring the approval of the proposals.

ACQUISITION OF THE VARSITY GROUP, INC.,

AGE Research over the last two years has been basically a non operating public shell. Since December 1987, the Company has marketed its RejuvenAge products to physicians practicing skin therapy medical specialties. The RejuvenAge products are non-prescription skin care products that do not contain Retin-A or any other prescription drug. In addition to the RejuvenAge products, the Registrant sells a proprietary moisturizing shaving cream for sensitive or irritated beard conditions called Bladium.

The Company owns the formulations for both the RejuvenAge and Bladium products. The products are manufactured by independent contractors. In order to increase its profitability and reduce expenses, in fiscal 1998 the Company reduced its office expenses to a minimum and eliminated its advertising and salary expenses.

In May 2000, the Company vacated its warehouse facility. The remaining minimal inventory is stored at the president's house.

In order to create value for AGE's shareholders, we felt that putting a private company into this shell would give the shareholders their best change to realize value from their investment.

As a result the shareholders holding a majority of Age's common stock approved the acquisition of The Varsity Group, Inc., a Missouri corporation, where the total consideration to be paid is 9,343,920 authorized and unissued post reverse split common shares, where that number of shares is to equal 80% of the total outstanding after the acquisition.

The Varsity Group, Inc., based in St. Louis, Missouri. The Varsity Group provides Human Resources services including payroll, benefits and employee-related administration and support services to small business clients primarily in the Midwest. The Varsity Group is incorporated in Missouri and has been in business since 1992.

The acquisition calls for consideration to be 9,343,920 of the Company's common stock that will be issued post reverse split. The shares issued are to equal 80% of the Company's total outstanding shares after the acquisition.

Proforma financials are included as exhibits B and C.

CHANGE IN COMPANY NAME

To reflect the new business and direction of the Company, we felt that a name change was appropriate. The name chosen by shareholders holding a majority of Age's common stock was Enstruxis, Inc.

PURPOSES OF THE REVERSE SPLIT

         The main purpose for the Reverse Split would be to provide enough shares for the acquisition of the Varsity Group. A reverse split would reduce the number of the shares outstanding thus providing more shares to be available for the acquisition.

         Another purpose of the Reverse Split would be to increase the market price of our Common Stock. We believe a reverse split may increase the market price of our stock which may help in making our common stock a more viable tool to attract working capital and as a form of consideration for potential acquisitions.

THERE CAN BE NO ASSURANCE, HOWEVER, THAT, EVEN AFTER CONSUMMATING THE REVERSE SPLIT, THE COMPANY WILL BE ABLE TO MAINTAIN ITS MARKET PRICE PER SHARE AND THUS UTILIZE ITS COMMON STOCK IN ORDER TO EFFECTUATE FINANCING OR ACQUISITION TRANSACTIONS.

         The Reverse Split will not change the proportionate equity interests of the Company's stockholders at the time of the split, nor will the respective voting rights and other rights of stockholders be altered, except for possible immaterial changes due to rounding up to eliminate fractional shares. However, shares issued in connection with the conversion of remaining debt, or for working capital, or acquisitions, would most likely dilute the value of shares held by individual shareholders. There are no anti-dilution protections for the debt holders. The Common Stock issued pursuant to the Reverse Split will remain fully paid and non-assessable. The Company will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

CERTAIN EFFECTS OF THE REVERSE SPLIT

The following table illustrates the effect that the Reverse Split would have on the 68,759,301 shares of Common Stock that were outstanding on May 28, 2003:


     COMMON SHARES:
     --------------
                                     PRIOR TO        AFTER 1 FOR 2      AFTER 1 FOR 35
     NUMBER OF SHARES                 REVERSE           REVERSE            REVERSE
                                    STOCK SPLIT       STOCK SPLIT        STOCK SPLIT

Common Stock:
Authorized .................        100,000,000        100,000,000        100,000,000

 Shares Outstanding (1) ....         68,759,301         34,379,651          1,964,551

 Shares Available for Future
 Issuance ..................         31,240,699         65,620,349         98,035,449

     (1) Gives effect to the Reverse Split, excluding New Shares to be issued in lieu of fractional shares. Stockholders should recognize that, the Reverse Split will reduce the number of shares they own by a number equal to the number of shares owned immediately prior to the filing of the amendment regarding the Reverse Split divided by the Exchange Number (i.e. divide by 2 if the reverse is two to one, as adjusted to include New Shares to be issued in lieu of fractional shares.

     While a Reverse Split may result in an increase in the market price of the Common Stock, there can be no assurance that the Reverse Split will increase the market price of the Common Stock by a multiple equal to the Exchange Number or result in a permanent increase in the market price (which is dependent upon many factors, including the Company's performance and prospects). Also, should the market price of the Company's Common Stock decline after the Reverse Split, the percentage decline may be greater than would be the case in the absence of the Reverse Split.

     The possibility exists that liquidity in the market price of the Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Split. In addition, the Reverse Split will increase the number of stockholders of the Company who own odd-lots (less than 100 shares). Stockholders who hold odd-lots typically will experience an increase in the cost of selling their shares, as well as greater difficulty in effecting such sales. Consequently, there can be no assurance that the Reverse Split will achieve the desired results that have been outlined above.


     INCREASE THE AUTHORIZED NUMBER OF SHARES OF OUR COMMON STOCK FROM 100,000,000 TO 750,000,000.


The holders of a majority of the shares of our outstanding common stock approved in writing an amendment to our Certificate of Incorporation to increase our authorized capital from 100,000,000 shares to 750,000,000 shares.

The increase in authorized capital was approved by shareholders who deemed it advisable and in the company's best interests for reasons including the following

    o to have available additional authorized shares of our common stock in an amount adequate to provide for our future needs.
    o we may have future opportunities to engage in a private offering of our securities in order to raise additional capital and carry out our business objectives, however, our existing Certificate of Incorporation does not authorize a sufficient number of shares of common stock to close any such offering.

In addition to any proposed private offering, we may from time to time consider acquisitions or other transactions which may require further issuance of shares of our common stock. Currently, there are no definitive agreements respecting any merger or consolidation with or acquisition of another business, however, a majority in interest of the shareholders believes that the increase in the number of authorized shares of common stock is in our best interest and that of our shareholders because additional shares of common stock will provide us with the ability to raise additional capital through a private offering.

Because of the Board of Directors' discretion in connection with an issuance of additional shares of our common stock, the Board of Directors may, under certain circumstances, possess timing and other advantages in responding to a tender offer or other attempt to gain control of us, which may make such attempts more difficult and less attractive. Any additional shares of common stock issued would have the same rights and privileges as the currently outstanding shares of common stock. For example, issuance of additional shares would increase the number of shares outstanding and could necessitate the acquisition of a greater number of shares by a person making a tender offer and could make such acquisition more difficult since the recipient of such additional shares may favor the incumbent management. Moreover, these advantages give the Board of Directors the ability to provide any such holders with a veto power over actions proposed to be taken by the holders of our common stock. This could have the effect of insulating existing management from removal, even if it is in the best interest of the common shareholders. Our management is not aware of any existing or threatened efforts to obtain control of AGE Research Inc. other than the proposed acquisition of The Varsity group. The issuance of any additional shares of our common stock would also have the effect of diluting the equity interests of existing shareholders and the earnings per share of existing shares of common stock. Such dilution may be substantial, depending upon the number of shares issued.

The increase in the authorized capital shall be effective on or about August 19, 2003, approximately twenty days after the mailing of this Information Statement, and the amendment to our Certificate of Incorporation will thereupon be filed.






                     OTHER INFORMATION REGARDING THE COMPANY

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following tables sets forth the number of shares of the Company's Common Stock, par value $0.001, held by each person who is believed to be the beneficial owner of 5% or more of the 68,759,301 shares of the Company's common stock outstanding at March 19, 2003, based on the Company's transfer agent's list, and the names and number of shares held by each of the Company's officers and directors and by all officers and directors as a group.

Title of   Name and Address          Amount and Nature of            Percent
Class      Of Beneficial Owner       Beneficial Ownership            of Class
--------   -------------------      ---------------------            --------
Common     Mark A. Scharmann(1)           5,193,100                    7.55
           1661 Lakeview Circle
           Ogden, UT  84403

Common     Wendy E. Holt (2)              5,000,000                    7.27
           205 1/2 Agate Street
           Balboa Island, CA 92662

Title of   Name and Address          Amount and Nature of            Percent
Class      Of Beneficial Owner       Beneficial Ownership            of Class
--------   -------------------      ---------------------            --------
Common     Richard B. Holt (3)            5,400,000                    7.85
           24382 Antilles Way
           Dana Point, CA  92629

Common     Jean Armstrong                 8,026,050                   11.67
           P.O. Box 6743
           Pine MTN. Club, CA 93222

Common     Eldridge D. Huntington         6,000,000                    8.73
           5314 Anaheim Road
           Long Beach, CA 90815

Common     Richard F. Holt (4)           10,651,833                   15.49
           1 Strawberry Lane
           San Juan Capistrano, CA 92675

Officers and Directors
----------------------
Common     Richard F. Holt,         ---- see above ----
           President/director

Common     Wendy E. Holt (2)        ---- see above ----
           Vice-president/director

All Officers, Directors,
 as a Group (2 Persons)                  15,651,833                   22.76
                                    ====================              =====
-----------------------
(1) Includes 13,100 held of record by Troika Capital Investments, an entity controlled by Mr. Scharmann.
(2) Wendy E. Holt is the adult daughter of Richard F. Holt.
(3) Richard B. Holt is the adult son of Richard F. Holt.
(4) Richard F. Holt's share numbers include 6,537,290 shares held in a family trust and 50,000 shares held in a trust by his spouse.


BOARD COMMITTEES

The Board of Directors does not currently maintain an Audit Committee or a Compensation Committee, but plans to appoint an Audit Committee and a Compensation Committee in the near future. During the fiscal year ended December 31, 2002, the Board of Directors held one meeting.

COMPENSATION OF DIRECTORS

The Company's Directors are not currently compensated for attendance at Board of Directors meetings.

EXECUTIVE COMPENSATION

The Company has not had a bonus, profit sharing, or deferred compensation plan for the benefit of its employees, officers or directors. Except as noted below, the Company has not paid any salaries or other compensation to its officers, directors or employees for the years ended December 31, 2002, 2001 and 2000, nor at any time during 2002, 2001 or 2000. Further, the Company has not entered into an employment agreement with any of its officers, directors or any other persons and no such agreements are anticipated in the immediate future. It is intended that the Company's directors may be compensated for services provided to the Company. As of the date hereof, no person has accrued any compensation from the Company.

The following tables set forth certain summary information concerning the compensation paid or accrued for each of the Company's last three completed fiscal years to the Company's or its principal subsidiaries chief executive officer and each of its other executive officers that received compensation in excess of $100,000 during such period (as determined at December 31, 2002, the end of the Company's last completed fiscal year):

                           SUMMARY COMPENSATION TABLE



                                                       Long Term Compensation
                                                       ----------------------
                     Annual Compensation                 Awards       Payouts
                                            Other        Restricted
Name and                                    Annual      Stock     Options  LTIP     All other
Principal Position Year  Salary   Bonus($) Compensation Awards   /SARs    Payout  Compensation
------------------ ----  ------   -------- ------------ ------   -------  ------  ------------
Richard F. Holt     2002  $ -0-     -0-       -0-         -0-      -0-      -0-       -0-
President           2001  $ -0-     -0-       -0-         -0-      -0-      -0-       -0-
                    2000  $ -0-     -0-       -0-         -0-      -0-      -0-       -0-


Options/SAR Grants in Last Fiscal Year

     None.

Bonuses and Deferred Compensation

     None.

Compensation Pursuant to Plans

     None.

Pension Table

     Not Applicable.

Other Compensation

     None.

                               LEGAL PROCEEDINGS

         None

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our president, Richard F. Holt, is currently making payments to purchase inventory on behalf of the Company. As of December 31, 2002 and 2001, the balance due him related the purchases were $1,231 and $223. The Company also has notes payable to him in the amount of $8,500, accruing interest at 6% per annum.


OTHER MATTERS

The Board of Directors of the Company is not aware that any matter other than those described in this Information Statement is to be presented for the consent of the shareholders.

ADDITIONAL INFORMATION
We are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance with the requirements thereof, file reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). Copies of these reports, proxy statements and other information can be obtained at the SEC's public reference facilities at Judiciary Plaza, Room 1024, 450 Fifth Street, N.W., Washington, D.C., 20549. Additionally, these filings may be viewed at the SEC's website at http://www.sec.gov.

DISTRIBUTION OF INFORMATION STATEMENT

The cost of distributing this Information Statement has been borne by us and certain shareholders that consented to the action taken herein. The distribution will be made by mail.

Pursuant to the requirements of the Exchange Act of 1934, as amended, the Registrant has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

                                    By Order of the Board of Directors

                                    /s/ Richard F. Holt
                                        ---------------------------------
                                        Richard F. Holt, Chief Accounting
                                        Officer and Director.



July 28, 2003
San Juan Capistrano, California

                                    EXHIBIT A

                                AGE RESEARCH INC.

          NOTICE PUSUANT TO SECTION 228 OF THE GENERAL CORPORATION LAW
                            OF THE STATE OF DELAWARE

TO: ALL STOCKHOLDERS

1. PLEASE TAKE NOTICE THAT Stockholders owning at least a majority of the outstanding stock of AGE RESEARCH Inc., by written consent dated May 28, 2003 have duly adopted the following resolutions:

         "a resolution approving the following:

     1. To approve the acquisition of The Varsity Group, Inc., a Missouri corporation, where the total consideration paid is 9,343,920 authorized and unissued post reverse split common shares, where that number of shares is to equal 80% of the total outstanding after the acquisition.

     2. Amend our certificate of incorporation to change the Company name from AGE Research, Inc. to Enstruxis, Inc., and concurrently to change the Company's OTCBB trading symbol.

     3. Amend our certificate of incorporation to provide for a stock combination (reverse split) of the Common Stock in an exchange ratio to be approved by the Board, ranging from one newly issued share for each two outstanding shares of Common Stock to one newly issued share for each thirty outstanding shares of Common Stock.

     4. Amend our Certificate of Incorporation to increase the authorized number of shares of our common stock from 100,000,000 to 750,000,000."


DATE: July 28, 2003

                                    EXHIBIT B
                               UNAUDITED PROFORMAS
                           PERIOD ENDING MAY 31, 2003

SUBSIDIARY                                                             EXHIBIT B
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)

MAY 31, 2003
--------------------------------------------------------------------------------


                      ASSETS                           "AGER"         "VARS"        Adjustments             Pro Forma
                      ------                       --------------  --------------  ---------------       ---------------
Cash                                                        $ 169       $ 222,776                              $ 222,945

Accounts receivable                                           859       1,337,756                              1,338,615

Prepaid expenses and other current assets                       -         450,008                                450,008
                                                   ------------------------------                        ---------------

    Total current assets                                    1,028       2,010,540                             $2,011,568

Property and equipment, net                                     -         163,230          (13,230) (1)          150,000

Goodwill                                                        -               -        4,841,798  (1)        4,841,798
                                                   ------------------------------                        ---------------

    TOTAL ASSETS                                          $ 1,028     $ 2,173,770                             $7,003,366
                                                   ==============================                        ===============


                 LIABILITIES AND
              SHAREHOLDERS' DEFICIT
              ---------------------
Accounts payable                                          $ 4,074       $ 158,814                              $ 162,888

Accrued expenses                                            1,839       1,536,830                              1,538,669

Accrued payrolls and related taxes                              -       1,466,434                              1,466,434

Short-term notes payable                                        -         499,510                                499,510

Notes payable to officers                                  13,700          70,378                                 84,078
                                                   ------------------------------                        ---------------

Total current liabilities                                  19,613       3,731,966                              3,751,579

Shareholders' capital                                     823,333          49,721        3,220,651  (1)        4,093,705
Accumulated deficit                                      (841,918)     (1,607,917)       1,607,917  (1)         (841,918)
                                                   ------------------------------                        ---------------
                                                          (18,585)     (1,558,196)                             3,251,787

                                                          $ 1,028     $ 2,173,770                             $7,003,366
                                                   ==============================                        ===============


See notes to unaudited pro forma condensed consolidated financial statements

AGE RESEARCH, INC. AND SUBSIDIARY
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

FOR FIVE MONTHS ENDED MAY 31, 2003
--------------------------------------------------------------------------------


                                                     AGER             VARS           Adjustments           Pro Forma
                                                ---------------  ---------------    --------------       ---------------
Revenues                                                $ 2,967     $ 21,222,346                            $ 21,225,313

Cost and expenses:
  Cost of revenues                                          418       20,814,918                              20,815,336
  Selling, general and administrative                    23,320          726,907                                 750,227
                                                --------------------------------                         ---------------
                                                         23,738       21,541,825                              21,565,563

Operating (loss)                                        (20,771)        (319,479)                               (340,250)

Other income (expenses)                                    (257)         121,957                                 121,700
                                                --------------------------------                         ---------------

(Loss) before income taxes                              (21,028)        (197,522)                               (218,550)

Income taxes                                                800                -                                     800
                                                --------------------------------                         ---------------

Net (loss)                                            $ (21,828)      $ (197,522)                             $ (217,750)
                                                ================================                         ===============

Net (loss) per share-basic and diluted                  $ (0.01)                                                 $ (0.02)
                                                ===============                                          ===============

Weighted average number of shares                     2,038,837                                               11,382,757



See notes to unaudited pro forma condensed consolidated financial statements

AGE RESEARCH, INC. AND SUBSIDIARY
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR FIVE MONTHS ENDED MAY 31, 2003
--------------------------------------------------------------------------------

NOTE 1 - BASIS OF PRESENTATION

On May 22, 2003, Age Research, Inc. ("the Company" or "AGER") acquired all the issued and outstanding shares of common stock of The Varsity Group, Inc. ("VARS") in exchange for 9,343,920 post split shares of the Company's common stock. The acquisition will be accounted for as a purchase, with the assets acquired and liabilities assumed recorded at fair values, and the results of VARS operations included in the Company's consolidated financial statements from the date of acquisition.

In connection with the acquisition, the Board of Directors authorized a reverse split of 1 for 35 shares of stock prior to the closing date of acquisition and increase the capitalization to 750,000,000 shares.

The accompanying unaudited condensed consolidated financial statements illustrate the effect of the acquisition ("Pro Forma") on the Company's financial position and results of operations. The unaudited condensed consolidated balance sheet as of May 31, 2003 is based on the historical balance sheets of the Company and VARS as of that date and assumes the acquisition took place on that date. The unaudited condensed consolidated statements of operations for the five months then ended are based on the historical statements of operations of the Company and VARS for those periods. The pro forma unaudited condensed consolidated statements of operations assume the acquisition took place on January 1, 2003.

The unauidted pro forma condensed consolidated financial statements may not be indicative of the actual results of the acquisition. In particular, the unaudited pro forma condensed consolidated financial statements are based on management's current estimated of the allocation of the purchase price, the actual allocation of which may differ.

The accompanying unaudited condensed consolidated pro forma financial statements should be read in connection with the historical financial statements of the Company and VARS.


NOTE 2 - PRO FORMA ADJUSTMENTS

The pro forma adjustments to the unaudited condensed consolidated balance sheet are as follows:

(1) To reflect the acquisition of The Varsity Group, Inc. and the allocation of the purchase price on the basis of the fair values of the assets acquired and liabilities assumed.

       The total purchase cost is as follows:
             Value of common stock issued                    $ 3,270,372
                                                           -------------
             Total purchase cost                               3,270,372

       The purchase price allocation is as follows:
             Stockholders' equity of VARS                      1,558,196
             Decrease in property and equipment                   13,230
                                                           -------------
                                                               1,571,426

       Goodwill                                              $ 4,841,798
                                                           =============

                                    EXHIBIT C
                               UNAUDITED PROFORMAS
                         PERIOD ENDING DECEMBER 31, 2002

SUBSIDIARY                                                             EXHIBIT C
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)

DECEMBER 31, 2002
--------------------------------------------------------------------------------
See notes to pro forma condensed consolidated financial statements (unaudited)

                      ASSETS                           "AGER"          "VARS"        Adjustments            Pro Forma
                      ------                       --------------   -------------  ---------------       ---------------
Cash                                                        $ 310       $ 423,914                              $ 424,224

Accounts receivable                                           752         846,231                                846,983

Loan receivable from officers                                   -           2,575                                  2,575

Prepaid expenses and other current assets                       -         121,669                                121,669
                                                   ------------------------------                        ---------------

    Total current assets                                    1,062       1,394,389                             $1,395,451

Property and equipment, net                                     -         183,292          (33,292) (1)          150,000

Goodwill                                                        -               -        1,487,406  (1)        1,487,406
                                                   ------------------------------                        ---------------

    TOTAL ASSETS                                          $ 1,062     $ 1,577,681                             $3,032,857
                                                   ==============================                        ===============

                 LIABILITIES AND
              SHAREHOLDERS' DEFICIT

Accounts payable                                          $ 6,678       $ 439,468                              $ 446,145

Accrued expenses                                            1,751         931,698                                933,450

Accrued payrolls and related taxes                              -       1,517,679                              1,517,679

Short-term notes payable                                        -          49,510                                 49,510
Notes payable to officers                                   8,500               -                                  8,500
                                                   ------------------------------                        ---------------
Total current liabilities                                  16,929       2,938,356                              2,955,284

Shareholders' capital                                     805,023          49,721           43,718  (1)          898,462
Accumulated deficit                                      (820,890)     (1,410,395)       1,410,395  (1)         (820,890)
                                                   ------------------------------                        ---------------
                                                          (15,866)     (1,360,674)                                77,573
                                                          $ 1,062     $ 1,577,681                             $3,032,857
                                                   ==============================                        ===============



See notes to pro forma condensed consolidated financial statements (unaudited)

AGE RESEARCH, INC. AND SUBSIDIARY
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------


                                                    "AGER"           "VARS"         Adjustments              Pro Forma
                                                ---------------  --------------- -----------------       ---------------
Revenues                                                $ 7,894     $ 59,009,084                            $ 59,016,978

Cost and expenses:
  Cost of revenues                                        1,211       57,666,185                              57,667,396
  Selling, general and administrative                    17,059        2,352,767                               2,369,825
                                                --------------------------------                         ---------------
                                                         18,269       60,018,952                              60,037,222

Operating (loss)                                        (10,375)      (1,009,868)                             (1,020,243)

Other income (expenses)                                    (458)         222,350                                 221,892
                                                --------------------------------                         ---------------

(Loss) before income taxes                              (10,833)        (787,518)                               (798,351)

Income taxes                                                800                -                                     800
                                                --------------------------------                         ---------------

Net (loss)                                            $ (11,633)      $ (787,518)                             $ (797,551)
                                                ================================                         ===============

Net (loss) per share-basic and diluted                  $ (0.01)                                                 $ (0.07)
                                                ===============                                          ===============

Weighted average number of shares(2)                  1,939,551                                               11,283,471




See notes to pro forma condensed consolidated financial statements (unaudited)

AGE RESEARCH, INC. AND SUBSIDIARY
NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

FOR THE YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------

NOTE 1 - BASIS OF PRESENTATION

On May 22, 2003, Age Research, Inc. ("the Company" or "AGER") announced to acquire all the issued and outstanding shares of common stock of The Varsity Group, Inc. ("VARS") in exchange for 9,343,920 post split shares of the Company's common stock. The acquisition will be accounted for as a purchase, with the assets acquired and liabilities assumed recorded at fair values, and the results of VARS operations included in the Company's consolidated financial statements from the date of acquisition.

In connection with the acquisition, the Board of Directors authorized a reverse split of 1 for 35 shares of stock prior to the closing date of acquisition and increase the capitalization to 750,000,000 shares.

The accompanying condensed consolidated financial statements illustrate the effect of the acquisition ("Pro Forma") on the Company's financial position and results of operations. The condensed consolidated balance sheet as of December 31, 2002 is based on the historical balance sheets of the Company and VARS as of that date and assumes the acquisition took place on that date. The condensed consolidated statements of operations for the year then ended are based on the historical statements of operations of the Company and VARS for those periods. The pro forma condensed consolidated statements of operations assume the acquisition took place on January 1, 2002.

The pro forma condensed consolidated financial statements may not be indicative of the actual results of the acquisition. In particular, the pro forma condensed consolidated financial statements are based on management's current estimated of the allocation of the purchase price, the actual allocation of which may differ.

The accompanying condensed consolidated pro forma financial statements should be read in connection with the historical financial statements of the Company and VARS.


NOTE 2 - PRO FORMA ADJUSTMENTS

The pro forma adjustments to the unaudited condensed consolidated balance sheet are as follows:

(1) To reflect the acquisition of The Varsity Group, Inc. and the allocation of the purchase price on the basis of the fair values of the assets acquired and liabilities assumed.

 The total purchase cost is as follows:
                     Value of 9,343,920 common stock issued at $0.01 per share               $ 93,439
                                                                                       ---------------
                     Total purchase cost                                                       93,439

               Allocation of purchase price:
                     Stockholders' deficit of VARS                                          1,360,674
                     Decrease in property and equipment                                        33,292
                                                                                       ---------------

               Cost in excess of net assets acquired-Goodwill                              $1,487,406
                                                                                       ===============

AGE RESEARCH, INC. AND SUBSIDIARY
NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

FOR THE YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------


NOTE 2 - PRO FORMA ADJUSTMENTS (CONTINUED)

The pro forma adjustments to the condensed consolidated statements of operations are as follows:

(2) To adjust retroactively to reflect the reverse split of 1 for 35 shares of common stock in connection with the acquisition.